                                                                   EXHIBIT 10.37

                           AASTROM BIOSCIENCES, INC.

                            SUBSCRIPTION AGREEMENT

AASTROM Biosciences, Inc.
Domino's Farms, Lobby L
24 Frank Lloyd Wright Drive
P.O. Box 376
Ann Arbor, MI 48106

Attention: R. Douglas Armstrong, Ph.D.

Gentlemen:

        1. Subscription. The undersigned (the "undersigned" or the "Purchaser"),
           ------------
hereby agrees and subscribes to purchase from AASTROM Biosciences, Inc., a Michigan corporation (the "Company"), 62,500 shares (the "Shares") of the Series D Preferred Stock of the Company (the "Series D Stock") at a purchase price of $4.00 per Share, for an aggregate purchase price of $250,000 (the "Purchase Price"). This subscription is submitted to you in accordance with and subject to the terms and conditions described in this Subscription Agreement and the Memorandum (as defined in Section 5.c.) relating to the offering (the "Offering") by the Company of up to 2,500,000 shares of Series D Stock.

        2. Subscription and Payment. The undersigned is returning to the
           ------------------------
Company two signed and completed copies of this Subscription Agreement, together with payment of the Purchase Price. Payment of the Purchase Price is being made by delivery to the Company of a check payable to the order of the Company, or by wire transfer of the Purchase Price to the Company. The Company shall issue and deliver to the undersigned a stock certificate or certificates, registered in the name of the undersigned, representing the Shares being purchased.

        3. Acceptance of Subscription. The undersigned understands and agrees
           --------------------------
that the Company in its sole discretion reserves the right to accept or reject this subscription for the Shares. The Company shall have no obligation hereunder until the Company shall execute and deliver to the undersigned an executed copy of this Subscription Agreement. This Subscription Agreement shall continue in full force and effect to the extent this subscription was accepted.

        4. Stock Registration Rights. The undersigned shall have the stock
           -------------------------
registration rights as have been granted pursuant to Sections 2.4 through 2.14 of that certain Amended and Restated Investors' Rights Agreement dated April 7, 1992 by and among the Company and certain investors and shareholders of the Company, attached hereto as Exhibit A.

        5. Representations and Warranties of Purchaser. In order to induce the
           -------------------------------------------
Company to sell the Shares to the undersigned, the undersigned hereby acknowledges, represents, warrants and agrees as follows:

                a. None of the Shares of Series D Stock are (and the shares of common stock issuable upon conversion thereof ("Underlying Common Stock") will not be) registered under the Securities Act of 1933 (as amended, the "Securities Act") or any state securities laws. The undersigned understands that the sale of the Shares is intended to be exempt from registration under Section 4(2) of the Securities Act and/or the provisions of Regulation D promulgated thereunder, based, in part, upon the representations, warranties and agreements contained in this Subscription Agreement;

                b. Neither the Securities and Exchange Commission nor any state securities commission has approved any of the Shares or passed upon or endorsed the merits of this transaction;

                c. Prior to its execution of this Subscription Agreement, the undersigned has received from the Company (i) the Confidential Private Placement Memorandum of the Company dated April 5,1995 (together with any exhibits thereto, the "Memorandum"), which supersedes in its entirety the draft Memorandum previously delivered to the undersigned, (ii) a copy of the amendment to the Restated Articles of Incorporation of the Company, for the purpose of creating the Series D Stock, and (iii) the audited financial statements of the Company for the years ended June 30, 1995, 1994, 1993 and 1992, the unaudited financial statements of the Company for the month ended August 31, 1995, and the unaudited balance sheet of the Company at August 31, 1995.

                d. The undersigned acknowledges that all documents, records and books pertaining to the investment in the Shares, including the Memorandum, have been made available for inspection by the undersigned, or by its attorney, accountant, purchaser representative and/or tax advisor (collectively, the "Advisors") and that the undersigned and/or its Advisors have completed such review as they deem to be necessary to make the decision to purchase the Shares. Notwithstanding the foregoing, the parties acknowledge and agree that the Purchaser is relying solely on the representations and warranties set forth in
Section 6 hereof, which reference documents set forth in Section 5.c;

                e. The undersigned has reviewed the merits and risks of an investment in the Shares. The undersigned and the Advisors have had a reasonable opportunity to ask questions of and receive answers from members of management of the Company concerning the offer and sale of the Shares and all such questions have been answered to the full satisfaction of the undersigned;

                f. In evaluating the suitability of an investment in the Company, the undersigned has not relied upon any representation or other information (oral or written) other than as contained in documents or answers to questions so furnished to the undersigned or its Advisors by the Company;

                g. No oral or written representations have been made or oral or written information furnished to the undersigned or its Advisors in connection with the Offering which were in any way inconsistent with the information provided to the undersigned or its Advisors, including the Memorandum.

                h. The undersigned, together with the Advisors, have such knowledge and experience in financial, tax and business matters so as to enable each of them to utilize the information made available to each of them in connection with the purchase of the Shares to evaluate the merits and risks of an investment in the Shares and to make an informed investment decision with respect thereto;

                i. The undersigned is not relying on the Company with respect to the tax and other economic considerations of an investment in the Shares, and the undersigned has relied on the advice, or has consulted with, only its own Advisors concerning tax matters;

                j. The undersigned is acquiring the Shares solely for its own account, for investment, and not with a view to or for subdivision, resale or distribution, in whole or in part, and no other person has or will have a direct or indirect beneficial interest in the Shares, other than for any partner or shareholder owners of the undersigned, if any;

                k. The undersigned must bear the economic risk of the investment indefinitely because none of the Shares of Series D Stock (or shares of the underlying Common stock) may be sold, hypothecated or otherwise disposed of unless (i) subsequently registered under the Securities Act and applicable state securities laws, or (ii) an exemption from registration is available. Legends shall be placed on the Shares (and the shares of Underlying Common Stock) to the effect that they have not been registered under the Securities Act or applicable state securities laws and appropriate notations thereon will be made in the Company's stock books;

                l. The undersigned has adequate means of providing for the undersigned's current financial needs and foreseeable contingencies and the undersigned can accept the fact that an investment in the Shares will not be liquid;

                m. The undersigned is aware that an investment in the Shares involves a number of very significant risks and, in particular, acknowledges that the Company is in the development stage. The undersigned understands that the risks associated with an investment in the Shares could result in, and the undersigned can sustain, a complete loss of its investment;

                n. The undersigned is an "accredited investor" as such term is defined in the regulations promulgated under the Securities Act, and has completed and signed the Accredited Investor Certification attached as Exhibit B hereto supporting this conclusion;

                o. The undersigned represents that it has full power and authority to execute and deliver this Subscription Agreement and all other related agreements and certificates and to carry out the provisions hereof and thereof and to purchase and hold the Shares, and this Subscription Agreement is a legal, valid and binding obligation of the undersigned. The execution and delivery of this Subscription Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the undersigned is a party or by which it is bound;

                p. The undersigned represents to the Company that the information contained herein is complete and accurate and may be relied upon by the Company in determining the availability of an exemption from registration under federal and state securities laws. The undersigned further represents and warrants that it will notify the Company immediately upon the occurrence of any material change to the information contained herein occurring prior to the Company's issuance of the Shares;

                q. The undersigned is unaware of, and in no way relying on, any form of general solicitation or general advertising in connection with the offer and sale of the Shares.

        6. Representations and Warranties of the Company
           ---------------------------------------------

The Company represents and warrants to the Purchaser that

                6.0l Organization, Qualifications and Corporate Power.
                     ------------------------------------------------

        The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Michigan and is duly licensed or qualified to transact business as a foreign corporation and is in good standing in each other jurisdiction in which the nature of the business transacted by it or the character of the properties owned or leased by it requires such licensing or qualification. The Company has the corporate power and authority to own and hold its properties and to carry on its business as now conducted and as proposed to be conducted, to execute, deliver and perform this Subscription Agreement, to issue, sell and deliver the Series D Stock, and to issue and deliver the Conversion Shares as provided in the Articles.

     6.02   Authorization of Agreement.
            --------------------------

            (a) The execution and delivery by the Company of this Subscription Agreement, the performance by the Company of its obligations hereunder, the issuance, sale and delivery of the Series D Stock and the issuance and delivery of the Conversion Shares have been duly authorized by all requisite corporate action and will not violate any provision of law, any order of any court or other agency of government, the Articles or the Bylaws of the Company (the "Bylaws"), or any provision of any indenture, agreement or other instrument to which the Company or any of its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge, restriction, claim or encumbrance of any nature whatsoever upon any of the properties or assets of the Company.

            (b) The Series D Stock has been duly authorized and, when issued in accordance with this Subscription Agreement, will be validly issued, fully paid and nonassessable shares of the Company with no personal liability attaching to the ownership thereof and will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Company except as set forth herein. The Conversion Shares have been duly reserved for issuance upon conversion of the Series D Stock and, when so issued, will be duly authorized, validly issued, fully paid and nonassessable shares of Common Stock with no personal liability attaching to the ownership thereof and so long as the Series D Stock tendered for conversion is free and clear of liens or encumbrances, will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Company except as set forth herein. Neither the issuance, sale or delivery of the Series D Stock nor the issuance or delivery of the Conversion Shares is subject to any preemptive right of stockholders of the Company or to any right of first refusal or other right in favor of any person which right has not been waived.

     6.03   Validity.
            --------

            This Subscription Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms.

     6.04   Authorized Capital Stock.
            ------------------------

            (a) The authorized capital stock of the Company consists of (1) 8,540,000 shares of Preferred Stock, and (2) 17,000,000 shares of Common Stock. Immediately prior to the Closing, 2,674,953 shares of Common Stock and 8,040,001 shares of Preferred Stock will be validly issued and outstanding, fully paid and nonassessable with no personal liability attaching to the ownership thereof. The stockholders of record and holders of subscriptions, warrants, options, convertible securities, and other rights (contingent or other), if any, to purchase or otherwise acquire equity securities of the Company prior to the Closing Date (the "Original Shareholders") and the number of shares of Common Stock and the number of such subscriptions, warrants, options, convertible securities, and other such rights, if any, held by each, are as set forth in the Memorandum. The designations, powers, preferences, rights, qualifications, limitations and restrictions in respect of each class of authorized capital stock of the Company are as set forth in the Articles, a copy of which has previously been delivered to each Purchaser, and all such designations, powers, preferences, rights, qualifications, limitations and restrictions are valid, binding and enforceable and in accordance with all applicable laws. Except as set forth in the attached Schedule 6.04 or in the Memorandum, (a) no person owns of record or is known to the Company to own beneficially any share of Common Stock, (b) no subscription, warrant, option, convertible security, or other right (contingent or other) to purchase or otherwise acquire equity securities of the Company is authorized or outstanding and (c) there is no commitment by the Company to issue shares, subscriptions, warrants, options, convertible securities, or other such rights or to distribute to holders of any of its equity securities any evidence of indebtedness or asset. Except as provided for in the Articles or as set forth herein, the Company has no obligation (contingent or other) to purchase, redeem or otherwise acquire any of its equity securities or any interest therein or to pay any dividend or make any other distribution in respect thereof. Except as set forth herein or in the Memorandum, there are no voting trusts or agreements, stockholders agreements, pledge agreements, buy-sell agreements, rights of first refusal, preemptive rights or proxies relating to any securities of the Company (whether or not the Company is a party thereto). All of the outstanding securities of the Company were issued in compliance with all applicable Federal and state securities laws.

                6.05 No Material Adverse Changes. The representations and
                     ---------------------------
warranties made by the Company in Sections 6.05 through 6.27 of the Aastrom Biosciences, Inc. Subscription Agreement dated April 24, 1995 between Northwest Ohio Venture Fund Limited Partnership and the Company are true and correct in all material respects as if made on the date hereof.

        7. Compliance with Regulation D and Applicable State Securities Laws.
           -----------------------------------------------------------------
The undersigned understands and agrees that the following restrictions and limitations are applicable to its purchase of the Shares and any resales, mortgages, pledges, hypothecations, or other transfers thereof, pursuant to Regulation D under the Securities Act and applicable state securities laws:

                a. The undersigned agrees that the Shares may not be sold, mortgaged, pledged, hypothecated or otherwise transferred unless the Shares are registered under the Securities Act and applicable state securities laws or are exempt from registration thereunder.

                b. A legend in substantially the following form will be placed on the certificate(s) evidencing the Shares;

         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. THESE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT, AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT FOR SUCH SECURITIES UNDER THE SECURITIES ACT OF 1933, OR UNLESS AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

                c. FOR CALIFORNIA RESIDENTS ONLY: THE SALE OF THE SECURITIES
                   -----------------------------
THAT IS THE SUBJECT OF THIS SUBSCRIPTION AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION FOR SUCH SECURITIES PRIOR TO SUCH QUALIFICATION IS UNLAWFUL UNLESS AN EXEMPTION FROM SUCH QUALIFICATION IS AVAILABLE. THE RIGHTS OF ALL PARTIES TO THIS SUBSCRIPTION AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED OR AN EXEMPTION THEREFROM BEING AVAILABLE.

        8. Board Observer Rights. Purchasers of Series D Preferred Stock who
           ---------------------
were not previously holders of capital stock of the Company ("New Investors") shall have the following rights: a majority in interest of New Investors shall have the right from time to time to designate one representative, who shall be entitled to attend all meetings of the Board of Directors, in a nonvoting observer capacity only. The Company will include such representative in oral reports given by the Board and give such representative copies of all materials that it provides to its directors including but not limited to all materials delivered to directors outside of meetings; provided, however, that such representative shall be reasonably acceptable to the Company and shall enter into a confidentiality agreement acceptable to the Company.

        Additionally, the New Investors shall have the rights to information and inspection set forth in Sections 3.1 through 3.3 of the Amended and Restated Investors Rights Agreement dated April 7, 1992 by and among the Company and certain investors and shareholders of the Company.

        9. Additional Sales of Series D Preferred Stock. The Company hereby
           --------------------------------------------
agrees that following the completion of the Offering, it will not issue and sell additional shares of Series D Stock at a purchase price per share of less than the applicable conversion price then in effect with respect to the Series D Stock.

        10. Irrevocability: Binding Effect. The undersigned hereby acknowledges
            ------------------------------
and agrees that the subscription hereunder is irrevocable by the undersigned, except as required by applicable law, and that this Subscription Agreement shall be binding upon and inure to the benefit of the parties and their respective successors, legal representatives, and permitted assigns.

        11. Modification. This Subscription Agreement shall not be modified or
            ------------
waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.

        12. Notices. A notice or other communication required or permitted to be
            -------
given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, or delivered against receipt to the party to whom it is to be given (a) if to the Company, at the address set forth above, or (b) if to the undersigned, at the address set forth on the signature page hereof (or, in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section 10). Any notice or other communication shall be deemed given at the time it is received at the party's address.

        13. Assignability. This Subscription Agreement and the rights, interests
            -------------
and obligations hereunder are not transferable or assignable by the undersigned, except to an affiliate of the undersigned who qualifies as an "accredited investor," and the undersigned further agrees that the transfer or assignment of the Shares shall be made only in accordance with all applicable laws.

        14. Applicable Law. This Subscription Agreement shall be governed by and
            --------------
construed in accordance with the internal laws of the state of Michigan without regard to its conflicts of laws principles.

        15. The Blue Sky Qualification. The undersigned's right to purchase
            --------------------------
Shares under this Subscription Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Shares from applicable federal and state securities laws. The Company shall not be required to qualify this transaction under the securities laws of any jurisdiction and, should qualification be necessary, the Company shall be released from any and all obligations to maintain its offer, and may rescind any sale contracted, in the jurisdiction.

        16. Confidentiality. The undersigned acknowledges and agrees that any
            ---------------
information or data it has acquired from or about the Company, not otherwise properly in the public domain, was received in confidence. The undersigned agrees not to divulge, communicate or disclose, except as may be required by law or for the performance of this Subscription Agreement, or use to the detriment of the Company or for the benefit of any other person or persons, or misuse in any way, any confidential information of the Company, including any scientific, technical, trade or business secrets of the Company and any scientific, technical, trade or business materials that are treated by the Company as confidential or proprietary, including, but not limited to, ideas, discoveries, inventions, developments and improvements belonging to the Company and confidential information obtained by or given to the Company about or belonging to third parties.

        17. Miscellaneous.
            -------------

                a. This Subscription Agreement, together with the attached stock registration rights, constitutes the entire agreement between the undersigned and the Company with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings, if any, relating to the subject matter hereof. The terms and provisions of this Subscription Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions.

                b. The undersigned's representations and warranties made in this Subscription Agreement shall survive the execution and delivery hereof and of the Shares.

                c. Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Subscription Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

                d. All pronouns and any variations thereof used herein shall be deemed to be to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

                e. This Subscription Agreement may be executed in one or more counterparts each of which shall be deemed an original, but all of which shall together constitute one and the same instrument. Signatures may be transmitted by facsimile.

                f. Each provision of this Subscription Agreement shall be considered separable and if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity shall not impair the operation of or affect the remaining portions of this Subscription Agreement, so long as the material economic benefits remain enforceable.

                g. Paragraph titles are for descriptive purposes only and shall not control or alter the meaning of this Subscription Agreement as set forth in the text.

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

If the purchaser is an INDIVIDUAL, and if purchased INDIVIDUALLY, as JOINT TENANTS, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:


-----------------------------              ----------------------------
Print Name(s)                              Social Security Number(s)

-----------------------------              ----------------------------
Signature(s) of Purchaser(s)

-----------------------------              ----------------------------
Date                                       Address

                                           ----------------------------

If the purchaser is a PARTNERSHIP, CORPORATION, or TRUST;


Northwest Ohio Venture
Fund Limited Partnership                         34-1696375
------------------------------             ----------------------------
Name of Partnership,                       Federal Taxpayer
Corporation or Trust                       Identification Number


December 11, 1995
------------------------------
Date

By:  NOVF General
   ---------------------------
By: /s/ Barry P. Walsh                     Ohio
   ---------------------------             ----------------------------
Name: Barry P. Walsh
     -------------------------
Title: Managing Partner                    300 Madison Ave., Ste. 1525
      ------------------------             Toledo, OH 43604
                                           ----------------------------
                                           Address


SUBSCRIPTION ACCEPTED AND AGREED
this 11 day of December, 1995
     --        --------

AASTROM BIOSCIENCES, INC.

By: /s/ R. Douglas Armstrong
   ---------------------------
    R. Douglas Armstrong, PhD.,
    President and Chief Executive Officer

                                                                       EXHIBIT B

                      Accredited Investor Certification
                      ---------------------------------
                       (Check the appropriate box(es))

                   i. I am a natural person who had individual income of more
--- than $200,000 in each of the most recent two years or joint income with my spouse in excess of $300,000 in each of the most recent two years and reasonably expect to reach that same income level for the current year;

                   ii. I am a natural person whose individual net worth, or
--- joint net worth with my spouse, will at the time of purchase of the Shares be in excess of $1,000,000;

 X                 iii. The undersigned is an institutional investor satisfying
--- the requirements of Section 501(a)(1), (2) or (3) of Regulation D promulgated under the Securities Act;

                   iv. The undersigned is a trust, which trust has total assets
--- in excess of $5,000,000, which is not formed for the specific purpose of acquiring the Shares offered hereby and whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D and who has such knowledge and experience in financial and business matters that it is capable of evaluating the risks and merits of an investment in the Shares;

                   v. The undersigned is an entity (other than a trust) in which
--- all of the equity owners meet the requirements of at least one of the above subparagraphs.

                                Northwest Ohio Venture Fund
                                By: NOVF General

                                -------------------------------
                                By: /s/ Barry P. Walsh
                                   ----------------------------
                                Its: Managing Partner

                                      -12-